                                                                   EXHIBIT 10.17


RIGHT OF FIRST REFUSAL AGREEMENT

       THIS RIGHT OF FIRST REFUSAL AGREEMENT (the "Agreement"), dated as of August 14, 1996, by and among AGN Venturer L.L.C., a Delaware limited liability company ("Venturer"), Multimedia Games, Inc., a Texas corporation ("MMG") and the membership unit holders of Venturer which are signatory hereto (each a "Member" and collectively, the "Members").

                              W I T N E S S E T H:

       WHEREAS, pursuant to a certain Unit Purchase Agreement dated August 14, 1996, it is a condition precedent to the obligation of TV Games, Inc., a wholly owned Delaware subsidiary of MMG, to sell its membership units in Venturer (individually a "Unit" and collectively the "Units") that Venturer and MMG have entered into this Agreement; and

       WHEREAS, the parties wish to provide for certain "right of first refusal" rights with respect to the Units of Venturer.

       NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                              Certain Definitions

       1.1 Definitions. For the purposes of this Agreement the following terms have the following meanings:


              "Affiliate", with respect to any Person, means any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" or "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.





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              "Business Day" shall mean any day other than a Saturday, Sunday,
       Federal holiday or a day on which the banks in New York are required or permitted by law to be closed.

              "Debt" shall mean evidence of an installment purchase obligation given or tendered by a Third Party (or by MMG) as consideration for all or a portion of the Offered Units.

              "Effective Date" shall mean the day and year first above written.

              "Lien" shall mean any mortgage, pledge, security interest, lien, charge, encumbrance, equity, claim, option, tenancy, right or restriction on transfer of any nature whatsoever.

              "Person" means an individual, a partnership, a joint venture, a corporation, an association, a trust, an individual retirement account or any other entity or organization, including a government or any department or agency thereof.

              "Permitted Encumbrance" means any lien, security interest, pledge or similar claim given or granted by a Member to a bank or recognized financial institution.

              "Permitted Transfer" means (a) a Sale of Units between any Member who is a natural person and such Member's spouse or children, or a trust for the benefit of such Member, or such Member's spouse or children, provided that with respect to any Sale to such a trust, the Member retains, as trustee or by some other means, the sole authority to vote such Units; (b) a Sale of Units between any Member who is a natural person and such Member's guardian or conservator and, upon the death of such Member, such Member's executor, administrator and heirs; (c) a Sale of Units between any Member and an Affiliate of such Member; or (d) a Permitted Encumbrance. No Permitted Transfer





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       shall be effective unless and until the transferee of the Units so transferred executes and delivers to MMG an executed counterpart of this Agreement and agrees to be bound hereunder in the same manner and to the same extent as the Member from whom the Units were transferred. From and after the date on which a Permitted Transfer becomes effective, the Permitted Transferee of the Units so transferred shall have the same rights, and shall be bound by the same obligations, under this Agreement as the transferor of such Units.

              "Permitted Transferee" means any person or entity who shall have acquired and who shall hold Units pursuant to a Permitted Transfer.

              "Public Offering" means an underwritten public offering of equity securities of Venturer pursuant to an effective registration statement under the 1933 Act.

              "Sale" means any sale, assignment, transfer, distribution (whether by a partnership to any of its partners or otherwise) or other disposition of Units or of a participation therein, whether or not for value.

              "Third Party" means any Person other than the Prospective Seller (as defined herein) or MMG.



                                   ARTICLE II

                            Restrictions on Transfer

       2.1. Restrictions on Transfer. Each Member agrees that it will not, directly or indirect, make any Sale or create or incur or assume any Lien with respect to any Units held by such Member other than (a) any Sale to a Permitted Transferee or (b) any Sale solely for cash and/or Debt that is made in compliance with the procedures, and subject to the limitations set forth in
Article III herein.





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                                  ARTICLE III
                             Right of First Refusal

       3.1 Priority of Right of Refusal. The parties hereto agree that the right of first refusal granted pursuant to this Agreement is the first right of refusal for the sale of any Units and that this Agreement has priority over any right of refusal found in the limited liability company agreement of Venturer or in any other agreement to which Venturer or the Members are a party.

       3.2 Right of First Refusal. (a) If any Member receives from or otherwise negotiates with a Third Party a bona fide offer to purchase for cash and/or Debt (an "Offer") any of the Units owned or held by such Member, and such Member intends to pursue a Sale of such Units to such Third Party, such Member (the "Prospective Seller") shall provide MMG written notice of such Offer (an "Offer Notice"). The Offer Notice shall identify the Third Party making the Offer, the number of Units with respect to which the Prospective Seller has such an Offer (the "Offered Units"), the price per Unit, delineating the amount of cash and/or Debt, at which a sale is proposed to be made (the "Offer Price"), and all the other material terms and conditions of the Offer.

       (b) The receipt of an Offer Notice by MMG from a Prospective Seller shall constitute an offer by such Prospective Seller to sell to MMG the Offered Units at the Offer Price for an equivalent amount in cash and/or Debt and otherwise on terms and conditions no less favorable to the Prospective Seller than as described in the Offer Notice. Such offer shall be irrevocable for 10 days after receipt of such Offer Notice by MMG (the "Acceptance Period"). During the Acceptance Period, MMG shall have the right to accept such offer as to all of the Offered Units by giving a written notice of acceptance (the "Notice of Acceptance") to the Prospective Seller prior to the expiration of the Acceptance Period.





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       (c)  If MMG so accepts the Prospective Seller's offer, MMG will purchase for cash and/or Debt from the Prospective Seller, and the Prospective Seller will sell to MMG, the Offered Units. The price per Unit to be paid by MMG shall be the Offer Price specified in the Offer Notice.

       (d) The consummation of any such purchase by and sale to MMG shall take place on such date, not later than 10 days after the Acceptance Period, as MMG and the Prospective Seller shall select. Upon the consummation of such purchase and sale, the Prospective Seller shall (i) deliver to MMG certificates, if any, evidencing the Offered Units purchased and sold duly endorsed in blank or accompanied by written instruments of transfer in form reasonably satisfactory to MMG duly executed by the Prospective Seller and (ii) assign all its rights under this Agreement with respect to the Offered Units purchased and sold pursuant to an instrument of assignment reasonably satisfactory to MMG.

       (e) In the event that (i) the Prospective Seller shall not have received the Notice of Acceptance for the Offered Units upon the expiration of the Acceptance Period or (ii) MMG shall have given a Notice of Acceptance to the Prospective Seller but shall have failed to consummate, other than as a result solely of the fault of the Prospective Seller, a purchase of the Offered Units with respect to which such Notice of Acceptance was given within the Acceptance Period, such Prospective Seller shall have the right to reject any or all Notices of Acceptance theretofore received from MMG, and nothing in this
Section 3.2 shall limit the right of the Prospective Seller to make a sale of the Offered Units so long as all the Offered Units that are sold or otherwise disposed of by the Prospective Seller (which number of Offered Units shall be not less than the number of Offered Units specified in such Offer Notice) are sold for cash and/or Debt (A) within 60 days after the date of receipt of such Offer Notice by MMG, (B) at an amount not less than the Offer Price included in such Offer Notice and (C) to the Third Party making the Offer on the material economic terms set forth in the Offer.





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       (f)  In the event that the Prospective Seller shall not have sold the
Offered Units before the expiration of the 60-day period in accordance with paragraph (e) above, then the provisions of this Section 3.2 shall be reinstated as to the Offered Units as if an Offer Notice had not been delivered.

       (g) Offered Units sold in accordance with all the terms and conditions of this Agreement shall continue to be subject to this Agreement and MMG's right of first refusal, and, upon MMG's request, the Third Party who purchases such Offered Units shall execute an acknowledgment to such effect.

       (h) Anything in this Section 3.2 to the contrary notwithstanding, the provisions of this Section 3.2 will not be applicable to sales of Units pursuant to a Public Offering.


                                   ARTICLE IV

                                 Miscellaneous

       4.1 Termination. This Agreement shall terminate on the earlier of (a) the tenth anniversary of the execution and delivery hereof or (b) by mutual written consent of all parties to the Agreement.

       4.2 Representations. Each of the parties hereto represents that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

       4.3 Certain Remedies. Without intending to limit the remedies available to any of the parties hereto, each of the parties hereto agrees that damages at law will be an insufficient remedy in the event such party violates the terms hereof and each of the parties hereto further agrees that each of the other parties hereto may apply for and have injunctive or other equitable relief in any court of





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competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of such party's agreements set forth herein.

       4.4 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of all parties to the Agreement.

       4.5 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by telecopy, sent by reputable overnight courier, by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to any Member, to such Member at its address set forth below its signature to this Agreement (or to such other address as such Member shall have specified in writing to the party giving any such notice or sending any such communication). All such notices shall be conclusively deemed to be received and shall be effective, (i) if sent by hand delivery, upon receipt, (ii) if sent by telecopy ,upon dispatch thereof, answerback received or (iii) if sent by registered or certified mail, on the third day after the day on which such notice is mailed or(iv) if sent by overnight courier on the Next Business Day after the day on which such notice was sent.

       4.6 Benefit; Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned without the prior written consent of the nonassigning parties. Nothing in this Agreement either express or implied is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies or obligations under or by reason of this Agreement.

       4.7 Miscellaneous. This Agreement sets forth the entire agreement and understanding among the parties hereto, and supersedes





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all prior agreements and understandings, relating to the subject matter hereof.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement, regardless of any investigation made by any party hereto or on such party's behalf. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Delaware without giving effect to principals of conflicts of laws. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories thereunto duly authorized as of the day and year first above written.



                                         MULTIMEDIA GAMES, INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                         7535 South Lewis, Suite 302
                                         Tulsa, Oklahoma
                                         Attn: Gordon Graves
                                         Fax: (918) 494-0177


                                         AGN VENTURER L.L.C.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------
                                         7535 South Lewis, Suite 302
                                         Tulsa, Oklahoma
                                         Attn: Gordon Graves
                                         Fax: (918) 494-0177






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                                         "BUYERS"

                                         OK Associates Pension Trust


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                         Address:
                                         150 Vanderbilt Motor Parkway
                                         Suite 311
                                         Hauppague, New York 11788
                                         Fax: (516) 273-0047
                                         Phone: (516) 273-0058



                                         ---------------------------------------
                                         Name: Larry Kaplan

                                         Address:
                                         G-V Capital Corp.
                                         150 Vanderbilt Motor Parkway
                                         Suite 311
                                         Hauppague, New York 11788
                                         Fax: (516) 273-0047
                                         Phone: (516) 273-0058





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                                         ---------------------------------------
                                         Name: Stanley Kaplan

                                         Address:
                                         Gro-Vest Management, Inc.
                                         150 Vanderbilt Motor Parkway
                                         Suite 311
                                         Hauppague, New York, 11788
                                         Fax: (516) 273-0047
                                         Phone: (516) 273-0058



                                         ---------------------------------------
                                         Name: Michael Miller

                                         Address:
                                         485 Madison Avenue
                                         Suite 1100
                                         New York, New York 10022
                                         Fax: (212) 207-4976
                                         Phone: (212) 207-4400




                                         ---------------------------------------
                                         Name: Gordon Graves

                                         Address:
                                         Multimedia Games, Inc.
                                         7335 South Lewis
                                         Suite 204
                                         Tulsa, Oklhaoma 74136
                                         Fax: (918) 494-0177
                                         Phone: (800) 726-2464





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                                         Alliance Capital Investment
                                         Corp.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------
                                         Address:
                                         4 Fox Meadow
                                         Lloyd Harbor, NY 11743
                                         Fax: (516) 271-7721
                                         Phone: (516) 271-1651
                                         Attention: Ken Greene


                                         The Holding Company


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                         Address:
                                         2 North LaSalle
                                         Suite 2200
                                         Chicago, Illinois 60602
                                         Fax: (312) 269-1747
                                         Phone: (312) 269-1700
                                         Attention: Burton W. Kanter





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                                         Jericho Capital Corp.


                                         By:
                                             -----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                                --------------------------------

                                         Address:
                                         11 Stewart Avenue
                                         Huntington, NY 11743
                                         (516) 271-1643


                                         Baystate Development Trust


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                         Address:
                                         210 Dartmouth Street
                                         Pawtucket, RI 02860
                                         (401) 729-4576





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